Exhibit 10.2

FIRST AMENDMENT
TO THE
ENSCO INTERNATIONAL INCORPORATED
2005 LONG-TERM INCENTIVE PLAN

(As Revised and Restated on December 22, 2009 and
As Assumed by Ensco plc as of December 23, 2009)

THIS AMENDMENT is effective the first day of March 2011, by Ensco plc, having its principal office in London, England (hereinafter referred to as the “Company”).

WITNESSETH:

WHEREAS, ENSCO International Incorporated adopted the ENSCO International Incorporated 2005 Long-Term Incentive Plan (the “Plan”) effective January 1, 2005;

WHEREAS, the Plan was revised and restated on December 22, 2009;

WHEREAS, the Plan was assumed by the Company effective as of December 23, 2009;

WHEREAS, the Board of Directors of the Company, upon recommendation of its Nominating, Governance and Compensation Committee during its regular meeting held on 28 February 2011, has approved this First Amendment to the revised and restated Plan during a regular meeting held on 1 March 2011; and

WHEREAS, the Company now desires to adopt this First Amendment to the revised and restated Plan in order to (a) amend the definition of “Company” in Section 2 of the Plan to reflect the change to the name of the Company, (b) provide clarifying amendments to Sections 3(b)(xiii), 5(a), 7(a)(i), 7(c), 7(f), 7(g), 9(a), 10(c), 11(c), 14(b), 14(c) and 14(d) of the Plan with respect to restricted ADS awards granted to employees in the form of units, (c) provide clarifying amendments to Annex 2 to the Plan governing restricted ADS awards granted to employees in the form of units that are payable in cash or ADSs, or a combination thereof, (d) provide clarifying amendments to Annex 1 to the Plan governing restricted ADS awards granted to non-employee directors, and (e) make other consistent amendments to the Plan;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following First Amendment to the revised and restated Plan:

The definition of “Company” in Section 2 of the Plan is hereby amended to read as follows:

“Company” shall mean Ensco plc, a public limited company incorporated under the laws of England and Wales, or any successor thereto.

Section 3(b)(xiii) of the Plan is hereby amended to read as follows:

(xiii)
Effective May 31, 2006, to establish procedures whereby a number of ADSs may be withheld from the total number of ADSs to be issued upon exercise of an Option, or surrendered by a Participant in connection with the exercise of an Option, or the vesting of any Restricted ADS Award or the settlement of any Restricted ADS Award granted in the form of units, or the settlement of any Performance Unit Award, to meet the obligation of the Company or any of its Subsidiaries with respect to withholding of Host Country or country of the Participant’s residence or citizenship, if applicable, Employee Taxes incurred by the Participant upon such exercise, surrender, vesting or settlement or to meet the obligation of the Participant, if any, to the Company or any of its Subsidiaries under the Company’s Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto;

Section 5(a) of the Plan is hereby amended to read as follows:

(a)           Basic Limitation.  ADSs offered or subject to Awards granted under this Plan, or issued in settlement of Performance Unit Awards granted under this Plan, may be authorized but unissued ADSs, including any ADSs held in reserve by a Subsidiary, or ADSs that have been acquired by the trustees of any employee benefit trust established in connection with this Plan.  Subject to adjustment pursuant to Section 10, the aggregate number of ADSs that are available for issuance under this Plan shall not exceed ten million (10,000,000) ADSs (the “Plan Maximum”).  Effective November 4, 2008, as approved by a vote at the 2009 annual meeting of the ENSCO International Incorporated stockholders (the “2009 Annual Meeting”) of the owners of at least a majority of the shares of common stock of ENSCO International Incorporated, present in person or by proxy and entitled to vote at the 2009 Annual Meeting, (i) Restricted ADS Awards, all of which can be issued as Performance Awards, and Performance Unit Awards on no more than six million (6,000,000) ADSs, and (ii) Options on no more than the number of ADSs equal to the difference between the Plan Maximum and the actual aggregate number of ADSs issued as Restricted ADS Awards and in settlement of Performance Unit Awards and, in each case, subject to adjustment pursuant to Section 10 of this Plan, may be issued under this Plan.  The Committee shall not issue more ADSs than are available for issuance under this Plan.  The number of ADSs that are subject to unexercised Options at any time under this Plan shall not exceed the number of ADSs that remain available for issuance under this Plan.  The Company, during the term of this Plan, shall at all times reserve and keep available sufficient ADSs to satisfy the requirements of this Plan.  ADSs shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any ADSs that have been subject to Options or Restricted ADS Awards be returned to the number of ADSs available under this Plan Maximum for distribution in connection with the same type of future Awards by reason of such ADSs (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of ADSs to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld, if permitted under Section 3(b)(xiii) and Section 9(b), from the total number of ADSs to be issued upon the exercise of Options, the vesting or settlement of any Restricted ADS Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement.  Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding ADSs pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding ADSs shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any ADSs previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable.  The ADSs to be delivered under this Plan shall be made available from (a) authorized but unissued ADSs, including any ADSs held in reserve by any Subsidiary or (b) ADSs forfeited under this Plan that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.

Section 7(a)(i) of the Plan is hereby amended to read as follows:

(i) Restricted ADSs shall be subject to such terms, conditions and restrictions as the Committee may approve in the form of Award Agreement or otherwise impose (including, without limitation, any limitations on the right to vote in connection with the Restricted ADSs that are not granted in the form of units or the right to receive any dividend, or dividend equivalent, or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

Section 7(c) of the Plan is hereby amended to read as follows:

(c)           Form of Restricted ADS Award.  Each Restricted ADS Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan.  In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Restricted ADS Award which are not inconsistent with this Plan, and any provisions that may be necessary to assure that any Restricted ADS Award granted in the form of units will comply with Section 409A of the Code.

Section 7(f) of the Plan is hereby amended to read as follows:

(f)           Vesting.  On the date or dates the Restriction Period terminates, the applicable number of Restricted ADSs shall vest in the Participant and the Company shall arrange for the transfer to the Participant of (i) the number of ADSs that are no longer subject to such restrictions, or (ii) in the case of a Restricted ADS Award granted in the form of units, the number of ADSs that corresponds to the number of units that are no longer subject to such restrictions.

Section 7(g) of the Plan is hereby amended to read as follows:

(g)           Forfeiture.  Any Restricted ADSs subject to a Restricted ADS Award that was not granted in the form of units that are forfeited pursuant to the terms and conditions of this Plan and/or the applicable Award Agreement shall be transferred to an employee benefit trust established in connection with this Plan and the Participant may be required to complete certain documents in order to effectuate such transfer.
Section 9(a) of the Plan is hereby amended to read as follows:

(a) Issuance of ADSs.  As a condition to the transfer of any ADSs issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended, or any other applicable securities laws, rules or regulations, or that such transfer has been registered under U.S. federal and all applicable state securities laws and, effective May 31, 2006, other non-U.S. registration laws, rules and regulations the Committee deems applicable and for which, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such ADSs.  The Company may refrain from delivering or transferring ADSs issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable Employee Taxes owed by the Participant as the result of the receipt of an Award, the vesting or settlement of an Award, the exercise of an Option or the disposition of any ADSs issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such Employee Taxes and/or, effective May 31, 2006, any amounts owed to the Company under the Company’s Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto.  Except as provided in Sections 10(c) and 14(b), the transfer of the corresponding number of ADSs under a Restricted ADS Award granted in the form of units in which the Participant has become vested in the Restricted ADSs shall be made to the Participant within sixty (60) days (with the exact payment date determined by the Company in its sole discretion) of (i) the date the Restriction Period with respect to those Restricted ADSs terminates, or (ii) if earlier and specifically provided in the applicable Award Agreement, the date the Participant’s Services terminates during the Restriction Period for a reason set forth in Section 10(c), 14(b), 14(c) or 14(d) and the restrictions on those Restricted ADSs are automatically waived, in order to ensure that this Plan complies with the payment requirements of Section 409A(a)(2)(A) of the Code and U.S. Treasury Regulation §§1.409A-3(a)(1), (a)(4), (b) and (i).  The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any ADSs for any reason whatsoever.

The first paragraph of Section 10(c) of the Plan is hereby amended to read as follows:

(c)           Effect of Termination of Employment for Certain Reasons Following a Change in Control.  If the employment of a Participant is terminated without Cause (as defined in Section 11(e)) or if the Participant resigns from his or her employment for “good reason” within the two-year period following a Change in Control of the Company, (i) each of the Participant’s Options that are not otherwise fully vested and exercisable shall become fully vested and exercisable, notwithstanding Section 6(d), and the Participant shall have the right to exercise those Options as provided in Section 14(a)(i), or for such other period of time as may be determined by the Committee, (ii) all Restricted ADSs held by such Participant under a Restricted ADS Award that was not granted in the form of units that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in those ADSs, (iii) all Restricted ADSs under a Restricted ADS Award granted to such Participant in the form of units that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in the Restricted ADS Award and entitled to issuance of the corresponding number of ADS, and (iv) all Performance Unit Awards held by such Participant shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant’s targeted amount under the Performance Unit Award to become payable.  Except as provided in the next sentence, the transfer under a Restricted ADS Award granted in the form of units of the corresponding number of ADSs pursuant to clause (iii) of the preceding sentence of this Subsection (c) and the payment of the amount determined pursuant to clause (iv) of the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant’s Services terminates.  If, however, the Participant is a Specified Employee on the date his or her Services terminates, the transfer under clause (iii) of the preceding sentence of this Subsection (c) and the payment under clause (iv) of the preceding sentence of this Subsection (c) shall not be made until the date which is six (6) months after the date his or her Services terminates.

Section 11(c) of the Plan is hereby amended to read as follows:

(c)           Vested Restricted ADS Awards and the Proceeds Therefrom.  If Restricted ADS Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to (i) the Fair Market Value of such ADSs computed as of the date of vesting of such ADSs under a Restricted ADS Award that was not granted in the form of units, or (ii) the Fair Market Value of the corresponding number of such ADSs computed as of the date of issuance of such ADSs under a Restricted ADS Award granted in the form of units.

Section 14(b) of the Plan is hereby amended to read as follows:

(b)           Retirement on or after Normal Retirement Age.   In the event a Participant ceases to perform Services for the Company and its Subsidiaries as a result of such Participant’s retirement on or after his or her Normal Retirement Age, (i) each of his or her Options shall become fully vested and exercisable, notwithstanding Section 6(d), and shall remain exercisable for the entire Option term, (ii) all of the restrictions remaining on all of the remaining Restricted ADSs held by such Participant under each Restricted ADS Award that was not granted in the form of units shall be automatically waived and the Participant shall be fully vested in those ADSs, and (iii) all of the restrictions remaining on all of the remaining Restricted ADSs under each Restricted ADS Award granted to such Participant in the form of units shall be automatically waived and the Participant shall be fully vested in and entitled to issuance of the corresponding number of ADSs.  If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Retirement, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant’s targeted amount under the Performance Unit Award to become payable.  Except as provided in the next sentence, the transfer under a Restricted ADS Award granted in the form of units of the corresponding number of ADSs pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment of the amount determined pursuant to the second sentence of this Subsection (b) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant’s Services terminates.  If, however, the Participant is a Specified Employee on the date of his or her Retirement, the transfer pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment under the second sentence of this Subsection (b) shall not be made until the date which is six (6) months after the date of his or her Retirement.
Section 14(c) of the Plan is hereby amended to read as follows:

(c)           Permanent and Total Disability.  In the event a Participant is unable to continue to perform Services for the Company and its Subsidiaries as a result of such Participant’s Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Participant was an Employee and had been an Employee since the Date of Grant), such Participant may exercise an Option in whole or in part to the extent that the Participant was entitled to exercise it on the date his or her Services cease, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of termination of his or her Services due to such Permanent and Total Disability.  To the extent the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate.  Unless otherwise provided in the applicable Restricted ADS Award Agreement, if a Participant’s employment is terminated during a Restriction Period because of Permanent and Total Disability, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate.  If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Permanent and Total Disability, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant’s targeted amount under the Performance Unit Award to become payable.  The transfer under a Restricted ADS Award granted in the form of units of the corresponding number of ADSs pursuant to the third sentence of this Subsection (c) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant’s Services terminates.

Section 14(d) of the Plan is hereby amended to read as follows:

(d)           Death of a Participant.  In the event a Participant’s death occurs during the term of an Option held by such Participant and, on the date of death, the Participant was an Employee (and, for ISOs, at the time of death, the Participant was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Participant was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of the Participant’s death, effective May 31, 2006, by the individual designated by the Participant pursuant to Section 14(g) as his or her beneficiary (if applicable), or by the executor or administrator of the Participant’s estate.  To the extent the Option is not entitled to be exercised on the date of the Participant’s death, or if the Option is not exercised within the time specified herein, such Option shall terminate.  Unless otherwise provided in the applicable Restricted ADS Award Agreement, if a Participant’s employment is terminated during a Restriction Period because of death, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate, effective May 31, 2006,  and such payment shall be made to the individual designated by the Participant pursuant to Section 14(g) as his or her beneficiary (if any), or to the executor or administrator of the Participant’s estate.  If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of death, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant’s targeted amount under the Performance Unit Award to become payable.  The transfer under a Restricted ADS Award granted in the form of units of the corresponding number of ADSs pursuant to the third sentence of this Subsection (d) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (d) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date of the Participant’s death to the individual designated by the Participant pursuant to Section 14(g) as his or her beneficiary (if any), or to the executor or administrator of the Participant’s estate.
The reference to “ENSCO Securities Trading Policy and Procedure” in Section 14(e) of the Plan is hereby revised to “Ensco Securities Trading Policy and Procedure.”

The reference to “ENSCO International Incorporated 2000 Stock Option Plan” in Section 14(g) of the Plan is hereby revised to “Ensco International Incorporated 2000 Stock Option Plan.”

The reference to “Ensco International plc” in the first paragraph of Annex 1 to the Plan is hereby revised to “Ensco plc.”

The references to “Ensco International plc” are hereby revised to “Ensco plc” in the provision of Annex 1 to the Plan that replaces the first paragraph of Section 4(c) of the Plan with respect to Awards to Non-Employee Directors.

Annex 1 to the Plan is hereby amended by adding the following provision to supplement Section 7(a)(iii) of the Plan to read as follows:

SECTION 7
RESTRICTED ADS AWARDS

The following provision shall supplement Section 7(a)(iii) of the Plan:

(iii)           The Board may grant Restricted ADS Awards in the form of units under this Annex 1 payable in the form of (i) cash, (ii) either cash or ADSs, or (iii) a combination of ADSs and cash.

The provisions of Annex 1 to the Plan that supplement Section 9 of the Plan are hereby amended to read as follows:

SECTION 9
ISSUANCE OF ADSs; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS

The following provision shall supplement Section 9(a) of the Plan:

(a) Issuance of ADSs.  Payments under this Annex 1 with respect to any Restricted ADS Awards granted in the form of units shall be made in (i) cash in one lump sum payment, (ii) cash or by issuance of ADSs, or (iii) a combination of ADSs and cash.

Annex 1 to the Plan is hereby amended by adding the following provision to replace Section 11(c) of the Plan to read as follows:

SECTION 11
RETURN OF PROCEEDS

The following provision shall replace Section 11(c) of the Plan:

(c)           Vested Restricted ADS Awards and the Proceeds Therefrom.  If Restricted ADS Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Board, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such ADSs computed as of the date of vesting of such ADSs under a Restricted ADS Award that was not granted in the form of units, (ii) the Fair Market Value of such ADSs computed as of the date of issuance of such ADSs under a Restricted ADS Award granted in the form of units, and (iii) the lump sum cash payment received pursuant to the Restricted ADS Award granted in the form of units.

The reference to “Ensco International plc” in the first paragraph of Annex 2 to the Plan is hereby revised to “Ensco plc.”

Annex 2 to the Plan is hereby amended by adding the following provision to supplement to Section 7(a)(iii) of the Plan to read as follows:

SECTION 7
RESTRICTED ADS AWARDS

The following provision shall supplement Section 7(a)(iii) of the Plan:

(iii)           The Committee may grant Restricted ADS Awards in the form of units under this Annex 2 payable in the form of (i) cash, (ii) either cash or ADSs, or (iii) a combination of ADSs and cash.

The provisions of Annex 2 to the Plan that supplement Section 9 of the Plan are hereby amended to read as follows:

SECTION 9
ISSUANCE OF ADSs; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS

The following provision shall supplement Section 9(a) of the Plan:

(a)           Issuance of ADSs.  Payments under this Annex 2 with respect to any Restricted ADS Awards granted in the form of units shall be made in (i) cash in one lump sum payment, (ii) cash or by issuance of ADSs, or (iii) a combination of ADSs and cash.

Annex 2 to the Plan is hereby amended by adding the following provision to replace Section 11(c) of the Plan to read as follows:

SECTION 11
RETURN OF PROCEEDS

The following provision shall replace Section 11(c) of the Plan:

(c)           Vested Restricted ADS Awards and the Proceeds Therefrom.  If Restricted ADS Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such ADSs computed as of the date of vesting of such ADSs under a Restricted ADS Award that was not granted in the form of units, (ii) the Fair Market Value of such ADSs computed as of the date of issuance of such ADSs under a Restricted ADS Award granted in the form of units, and (iii) the lump sum cash payment received pursuant to the Restricted ADS Award granted in the form of units.

IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this First Amendment to be executed effective as first above written.

ENSCO PLC

By:          /s/ Cary A. Moomjian, Jr.
Its:           Vice President